UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 13, 2007

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                             THE TJX COMPANIES, INC.
               (Exact Name of Registrant as Specified in Charter)

   DELAWARE                          1-4908                     04-2207613
   --------                          ------                     ----------
(State or other                 (Commission File             (I.R.S. Employer
 jurisdiction                        Number)                Identification No.)
of incorporation)

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                    770 Cochituate Road, Framingham, MA 01701
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 390-1000

                                       N/A
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  Results of Operations and Financial Condition

      On November 13, 2007, The TJX Companies, Inc. issued a press release that included financial results for the fiscal quarter ended October 27, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto.

      The information contained in this report, and the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1   Press Release of The TJX Companies, Inc. dated November 13, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE TJX COMPANIES, INC.



                                          /s/ Nirmal K. Tripathy
                                          --------------------------------------
                                          Nirmal K. Tripathy
                                          Chief Financial Officer

Dated:  November 13, 2007


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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
99.1              Press Release of The TJX Companies, Inc. dated
                  November 13, 2007.